The Munder Funds

Supplement Dated May 18, 2005, to the

Statement of Additional Information (“SAI”) dated October 31, 2004

Investors are advised of the following actions taken by the Funds’ Board of Trustees at its Regular Board Meeting held on May 17, 2005:

1. The Board of Trustees has approved the following name changes:

Old Name	New Name	Effective Date
Munder Future Technology Fund	Munder Technology Fund	July 17, 2005
Munder Multi-Season Growth Fund	Munder Large-Cap Core Growth Fund	Immediately
Munder MidCap Select Fund	Munder Mid-Cap Core Growth Fund	Immediately
Munder NetNet Fund	Munder Internet Fund	Immediately

All references to the old names are deleted and replaced with the new names as of the applicable effective date.

2. The Board has approved the following reorganizations, subject to approval by applicable shareholders:

Fund to Be Acquired	Acquiring/Surviving Fund	Expected Completion
Munder Tax-Free Bond Fund	Munder Tax-Free Short & Intermediate Bond Fund	August 12, 2005
Munder U.S. Government Income Fund	Munder Bond Fund	August 12, 2005

3. The Board of Trustees has amended the charter of the Board Process and Compliance Oversight Committee, changed the name of the Committee to the Board Process and Governance Committee and appointed Ms. Lisa Payne as a member of the Committee. Accordingly, under the heading “MANAGEMENT OF THE FUNDS – Standing Committees of the Board,” which begins on page 37 of the SAI, the last paragraph is hereby deleted and replaced with the following:

The Funds have a Board Process and Governance Committee. The Board Process and Governance Committee presently consists of Dr. Champagne (Committee Chairman), The Hon. Mr. Engler, Mr. Monahan, and Ms. Payne. The function of the Board Process and Governance Committee is to review and assess the adequacy of the Board’s ongoing adherence to industry corporate governance best practices and make recommendations as to any appropriate changes; review and make recommendations to the Board regarding Trustee compensation and expense reimbursement policies; undertake periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and meet with Fund management to review reports and other information concerning the status of the Funds’ operations, procedures and processes. The Board Process and Governance Committee, which was previously known as the Board Process and Compliance Oversight Committee, met four times during the last fiscal year of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.